UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 19, 2024

Cutera, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50644	77-0492262
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3240 Bayshore Blvd.
Brisbane, California 94005
(Address of principal executive offices)
(415) 657-5500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	CUTR	The NASDAQ Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 19, 2024, Cutera, Inc., or the Company, received a deficiency notice, or the Notice, from the Listing Qualifications Staff, or the Staff, of The Nasdaq Stock Market LLC, or Nasdaq, notifying the Company that, for the last 33 consecutive business days, the Company did not meet the $15,000,000 minimum market value of publicly held shares required to maintain continued listing as set forth in Nasdaq Marketplace Rule 5450(b)(3)(C). The Notice has no immediate effect on the listing of the Company’s common stock on the Nasdaq Global Select Market.

In accordance with Nasdaq Listing Rule 5810(c)(3)(D), the Company has 180 calendar days from the date of the Notice, or until May 19, 2025, or the Compliance Date, to regain compliance by meeting the continued listing requirement, namely that the market value of publicly held shares closes at $15,000,000 or more for a minimum of 10 consecutive business days. If the Company is unable to regain compliance by the Compliance Date and the Company receives a delisting determination from Nasdaq, the Company may, at that time, request a hearing to remain on the Nasdaq Global Select Market, which request will ordinarily suspend such delisting determination until a decision by Nasdaq subsequent to the hearing. Alternatively, the Company may consider applying for transfer to the Nasdaq Capital Market, and the Company will need to submit an online transfer application and meet all the continued listing requirements of the Nasdaq Capital Market.

This deficiency is in addition to the previously reported minimum closing bid price requirement deficiency.

The Company intends to actively monitor the market value of its publicly held shares between now and the Compliance Date and, as appropriate, will evaluate available options to resolve the deficiency and regain compliance. There can be no assurance that the Company will be successful in regaining compliance with the continued listing requirements and maintaining its listing of the Company’s common stock on the Nasdaq Global Select Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CUTERA, INC.

Date: November 22, 2024	By:	/s/ Stuart Drummond
Stuart Drummond
Interim Chief Financial Officer